THIRD AMENDMENT, WAIVER AND CONSENT

                                       to

                     $250,000,000 REVOLVING CREDIT FACILITY

                                CREDIT AGREEMENT

                                  by and among

                 CHURCHILL DOWNS INCORPORATED, as the Borrower,

                                       and

                           THE GUARANTORS PARTY HERETO

                                       and

                             THE BANKS PARTY HERETO

                                       and

                    PNC BANK, NATIONAL ASSOCIATION, As Agent,

                                       and

                  CIBC OPPENHEIMER CORP., As Syndication Agent.

                                       and

                BANK ONE, KENTUCKY, N.A., As Documentation Agent



                          Dated as of February 23, 2000

         THIS THIRD AMENDMENT, WAIVER AND CONSENT TO CREDIT AGREEMENT (the "Third Amendment") dated as of February 23, 2000, by and among CHURCHILL DOWNS INCORPORATED, as the Borrower (the "Borrower"), the GUARANTORS party to the Credit Agreement (as hereinafter defined), the BANKS party to the Credit
Agreement (as hereinafter defined) and PNC BANK, NATIONAL ASSOCIATION, as the Agent (the "Agent"), and CIBC OPPENHEIMER CORP., as Syndication Agent. and BANK ONE, KENTUCKY, N.A., as Documentation Agent

         WHEREAS, reference is made to the Credit Agreement dated April 23, 1999, as amended prior to the date hereof (the "Credit Agreement") described above;

         WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement; and

         WHEREAS, reference is made to that certain memorandum from PNC Bank to Churchill Downs Bank Group dated October 12, 1999 attached hereto as Exhibit A (the "October 12, 1999 Memorandum").

         NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

         1.    Sale of Kentucky Horse Center and Release of Liens

               A.      Recital.

               Attached hereto as Exhibit 1(A) is a letter dated December 21, 1999 from the Borrower to the Agent describing the proposed sale of the Kentucky Horse Center (the "KHC") by Racing Corporation of America ("RCA"). Attached to such letter is a description of the personal property and other assets to be sold (together with the applicable real property comprising the KHC, the "KHC Assets") and a summary of the financial performance and projections relating to the KHC. Under such transaction, Borrower will guaranty the obligations of RCA under the applicable transaction documents. Under the terms described in such letter, RCA will sell the KHC Assets for a price of approximately $5,000,000. RCA may engage in a "deferred like kind exchange" under Section 1031 of the Internal Revenue Code (the "Code") and currently intends to employ Bank One Exchange Corporation as the "qualified intermediary" under Regulation Section 1.1031(k)-1(g)(4) (the "Intermediary") to hold the proceeds of such sale pending identification and purchase of "replacement assets" (as defined in the Code). It is also possible that RCA will not engage in a "deferred like-kind of exchange".

               B.      Consent; Authorization to Release.

               The Banks hereby approve of such sale and authorize the Agent to execute such documents as are necessary to release the Liens of the Banks in the KHC Assets subject to the following:

                       (a)    Sales Price.

                       The sales price for the KHC Assets shall be approximately $5,000,000 and the other terms of the sale shall be substantially as set forth in the first paragraph of this Section 1;

                       (b) Terms of Intermediary Agreement; Delivery of Intermediary Agreement.

                       If RCA engages in a "deferred like kind exchange", the Loan Parties shall deliver to the Agent a copy of the agreement between KHC and the Intermediary (the "Intermediary Agreement") at least 3 Business Days before the date of RCA's sale of the KHC Assets. The Intermediary Agreement shall (1) be substantially consistent with the first paragraph of this Section
1, (2) comply with the requirements of a deferred like-kind exchange using a qualified intermediary pursuant to Section 1031 of the Code, (3) provide that the proceeds held by the Intermediary shall be returned to RCA if either (a) RCA fails to identify "replacement property" within 45 days of the date of the sale of the KHC Assets or (b) RCA fails to purchase replacement property within 180 days after the sale of the KHC Assets, and (4) provide that any net proceeds held by the Intermediary in excess of the purchase price for the replacement property shall be returned to RCA;

                       (c)    Release Terms.

                       The Agent shall not be required to release its Liens on the KHC Assets until it has satisfactory assurance that the proceeds of such sale have been, or simultaneously with such release will be, received by the Intermediary;

                       (d) Exclusion of KHC Assets from Financial Covenant Computations After Sale.

                       The parties hereto acknowledge that on any computations of the financial ratios listed below pursuant to the Credit Agreement made after the date on which RCA sells the KHC Assets (including quarterly computations for quarters ending prior to the date of such sale if the due date for the Compliance Certificate setting forth such computation is after the date of such sale), the operations of KHC shall be excluded from all income and expense items in the computations of such ratios. For purposes of the preceding
sentence  "Income   and   expense  items"  shall  include  without  limitation
Consolidated EBITDA and both the numerators and denominators of the Interest Coverage Ratio and the Fixed Charge Coverage Ratio (and each component of such numerators and denominators).

               ---------------------------------------------------------
                                  Section/Ratio
               ---------------------------------------------------------
               Section 7.2.17        Maximum Total Leverage Ratio
               ---------------------------------------------------------
               Section 7.2.18        Maximum Senior Leverage Ratio
               ---------------------------------------------------------
               Section 7.2.19        Minimum Interest Coverage Ratio
               ---------------------------------------------------------
               Section 7.2.21        Minimum Fixed Charge Coverage Ratio
               ---------------------------------------------------------

; and

                       (e) Compliance with Section 7.2.5 (Liquidations, Mergers, Consolidations, Acquisitions) in Connection With Purchase of Replacement Property.

                       The purchase by the Loan Parties of replacement property shall be subject to Section 2.5 (Liquidations, Mergers, Consolidations, Acquisitions) and the Loan Parties shall comply with the requirements of such Section.

         2.    Amendment  to   Permit  Pledge  of  Assets by Charlson Broadcast
Technologies, LLC


                       A new clause (xii) is hereby added to the  definition
of "Permitted  Liens" to  follow  immediately  after   the last clause  of  such
definition to read as set forth below. Such last clause is renumbered to read "(xi)" instead of "(x)" (correcting the numerical sequence--such definition now has two clauses numbered "(x)") :

                              "(xii) Liens  granted by Charlson  Broadcast
               Technologies, LLC provided that the Indebtedness secured thereby is permitted under clause (i) of Section 7.2.1(Limitation on Indebtedness) (and such Indebtedness shall reduce the amount of availability under the $5,000,000 limit on Indebtedness of Excluded Subsidiaries permitted under such clause (i))."

         3. Amendments to Create a $10 Million "Basket" for Guarantees and Indebtedness.

               A.      Indebtedness (Section 7.2.1)

               A new clause (xi) is hereby added to Section 7.2.1 to follow immediately after clause (x) and to read as follows:

                       "(xi)  other  Indebtedness  provided  that the  total
               amount of Indebtedness included under this clause (xi) and Guarantees included under clause (iii) of Section 7.2.3 shall not exceed $10,000,000."

               B.      Guaranties (Section 7.2.3)

               Section 7.2.3 is hereby amended and restated to read as follows:

               "7.2.3   Guaranties.

                       Each of the Loan  Parties  shall  not,  and shall not
               permit any of its Subsidiaries to, at any time, directly or indirectly, become or be liable in respect of any Guaranty, or assume, guarantee, become surety for, endorse or otherwise agree, become or remain directly or contingently liable upon or with respect to any obligation or liability of any other Person, except for (i) the Guaranty Agreement (ii) other Guaranties entered into in the ordinary course of business on behalf of a Loan Party or any of its Subsidiaries (subject in the case of Guaranties on behalf of the Excluded Subsidiaries to the limitation on Restricted Investments contained in
               Section 7.2.4(vii)) provided that such other Guaranties do not to exceed $5,000,000 in the aggregate and are otherwise permitted hereunder, (iii) other Guaranties provided that the total amount of Guaranties included in this clause (iii) plus the amount of Indebtedness included in clause (xi) of Section
               7.2.1 shall not exceed $10,000,000, and (iv) Guarantees by any Loan Party of Indebtedness or other obligations of any other Loan Party permitted hereunder."

               C.      Acknowledgments Related to The Foregoing Amendments.

                       (a)   $5,000,000 Loan From Triple Crown Productions, LLC.

                       The $5,000,000 loan to the Borrower from Triple Crown Productions, LLC referenced in Section I of the October 12, 1999 Memorandum is Indebtedness permitted under clause (xi) of Section 7.2.1 of the Credit Agreement and shall be included under such clause (xi).

                       (b)    $1,500,000 Loan to Kentucky Derby Museum.

                       The $1,500,000 loan from the Borrower to the Kentucky Derby Museum referenced in Section II of the October 12, 1999 Memorandum shall (as provided in such October 12, 1999 Memorandum) be included as a Permitted Investment under the last clause of the definition of such term (beginning "and in addition, the Borrower shall be allowed to invest") in the Credit Agreement (and accordingly such loan shall reduce from $5,000,000 to $3,500,000 the amount of "similar cash investments" which may be treated as "Permitted Investments" under the last clause of such definition).

         4.    Landlord's Waiver and Consent--Calder Satellite Uplink.

               A.      Recital:

                       Calder entered into that certain Agreement of Lease dated as of July 1, 1995 pursuant to which Calder leased to The Satlink Corporation ("Satlink") space on the premises of Calder's racetrack facility for the construction of a satellite communications uplink facility. Roberts Communications Network, Inc. ("Roberts"), is the successor by merger to Satlink. Roberts' lender, General Electric Capital Corporation ("GECC"), has requested that Calder enter into that certain Landlord's Waiver and Consent (the "GECC Waiver") in the form attached as Exhibit 4(A) hereto pursuant to which among other things, the Agent acknowledges the validity of GECC's liens in the personal property and trade fixtures of Roberts some of which is located on Calder's premises.

               B.      Waiver and Consent.

                       The Banks hereby permit Calder to enter into the GECC Waiver in substantially the form attached hereto and waive any provisions of the Calder Mortgage, the related assignment of leases executed by Calder or any of the other Loan Documents to the extent that such documents would otherwise prohibit Calder from executing such GECC Waiver or require consent for the same.

         5.    Landlord's Waiver and Consent--Calder Satellite Tower.

               A.      Recital:

                       Calder desires to enter into a certain Option and Lease Agreement with AT&T Wireless Services of Florida, Inc. ("AT&T") pursuant to which Calder will lease to AT&T space for the construction of towers or other facilities for transmission and reception of communications signals on Calder's premises. AT&T has requested that Calder enter into that certain Subordination, Non-Disturbance and Attornment Agreement (the " AT&T Waiver") in substantially the form attached as Exhibit 5(A) hereto pursuant to which among other things, the Agent acknowledges it will acquire no interest and it waives any interest it may have or acquire in the personal property of AT&T some of which is located on Calder's premises.

               B.      Waiver and Consent.

                       The Banks hereby permit Calder to enter into the AT&T Waiver in substantially the form attached hereto and waive any provisions of the Calder Mortgage, the related assignment of leases executed by Calder or any of the other Loan Documents to the extent that such documents would otherwise prohibit Calder from executing such AT&T Waiver or require consent for the same.

         6.    Lease For Equine Hospital--Hollywood Park.

               A.      Recital:

                       Hollywood Park, Inc. entered into a certain lease (the "Prior Lease") agreement pursuant to which Hollywood Park, Inc. leased to Southern California Equine Foundation a portion of its premises located at the Hollywood Park racetrack for the operation of an Equine Hospital. The Prior Lease expired and Hollywood Park, Inc. continued to lease the real estate comprising the Equine Hospital on a month-to month basis. Churchill Downs California Company purchased the Hollywood Park racetrack assets of Hollywood Park, Inc. on September 10, 1999, including Hollywood Park, Inc.'s rights under its month to month lease with Southern California Equine Foundation. Churchill Downs California Company entered into a written new Ground Lease Agreement dated December 1, 1999 (the "Ground Lease") with Southern California Equine Foundation replacing its month to month lease with Southern California Equine Foundation.

               B.      Waiver and Consent.

                       The Agent and the Banks hereby consent to Churchill Downs California Company entering into a written lease agreement with Southern California Equine Foundation. The Agent and the Banks waive any provisions of their Mortgage on the Hollywood Park property and the related Assignment of Leases and Rents, each dated as of September 10, 1999, to the extent that such documents would otherwise prohibit Churchill Downs California Company from executing such lease or require consent for the same.

         7.    Amendment to Schedule of Existing Indebtedness (Section 7.2.1).

               A.      Recital:

               The  parties  desire  to  amend   Schedule  7.2.1   (Permitted
Indebtedness) to the Credit Agreement to reflect the potential maximum principal amount of Indebtedness of Hoosier Park under the Second Amended Secured Promissory Note dated as of November 1, 1994, as amended ("Hoosier Park/CDMC Note"), in favor of Churchill Downs Management Company. Such Indebtedness was heretofore also reflected on Schedule 7.2.4 (Restricted Investments on the Closing Date).

               B.      Waiver and Amendment.

                  Schedule 7.2.1 to the Credit Agreement is hereby amended and restated to read as set forth on Schedule 7.2.1 hereto. The Agent and the Banks hereby waive any alleged breach of the Credit Agreement which may be alleged to have occurred between the Closing Date and the date hereof resulting from any failure of Schedule 7.2.1 to reflect correctly the amount of the Indebtedness under the Hoosier Park/CDMC Note.

         8.    Amendment  to   Section  7.2.5  (Liquidations,  Mergers,
Consolidations, Acquisitions);  Amendments to Mortgages.

               A.      Amendment to Section 7.2.5.

                  A  new   clause  (4)  is  hereby   added  to   Section   7.2.5
(Liquidations, Mergers, Consolidations, Acquisitions) to follow immediately after existing clause (3) to read as follows:

                       "(4) Any Loan Party may acquire by purchase, lease or otherwise all or substantially all of the assets of any other Person (without complying with the requirements of clause (3) of this Section 7.2.5) provided that:

                              (i) the total Consideration paid or given by
                  such Loan Party in connection with such acquisition does not exceed $500,000;

                              (ii) the total  Consideration  paid or given
                  by such Loan Party in connection with acquisitions under this clause (4) of Section 7.2.5 over the term of this Agreement shall not exceed $10,000,000, and

                              (iii) the  Borrower  shall send to the Agent
                  written notice of each acquisition under this Section 7.2.5(4) within five (5) Business Days after such acquisition and such report shall contain

                                   (a) a certification  in the form of Section 9
                              of the quarterly Compliance Certificate (as amended by the Third Amendment to this Agreement) demonstrating the Loan Parties' compliance with
                              the    requirements   of subclauses  (i) and (ii)
                              of this  clause (4) and

                                   (b) an    updated   Schedule   7.2.5(4)
                              (Acquisitions Under Section 7.2.5(4)) listing all of the acquisitions made by the Loan Parties under clause (4) of Section 7.2.5 between February 23, 2000 (date of Third Amendment) and the date of such acquisition.

                              (iv)  the  Borrower  shall  report  all such
               acquisitions under this clause (4) of Section 7.2.5 in each quarter on its Compliance Certificate for such quarter."

               B.      New Schedule 7.2.5(4)

               A new Schedule 7.2.5(4) is hereby added to the Credit Agreement to be in the form attached as Schedule 7.2.5(4). Such Schedule shall list all of the acquisitions all of the acquisitions made by the Loan Parties under clause (4) of Section 7.2.5 after February 23, 2000 (date of Third Amendment):


               C.      Amendment  to (Exhibit 7.3.3)  Quarterly   Compliance
Certificate (Exhibit 7.3.3).

                       Exhibit 7.3.3 (Quarterly Compliance Certificate) is hereby amended and restated to read as set forth on Exhibit 7.3.3 hereto.

               D.      Amendments to Mortgages.

                       The Agent and the Banks shall not require the Borrower to amend the applicable Mortgages to include within the Collateral thereunder Real Property acquired pursuant to acquisitions described in and permitted under
Section  7.2.5 (4)   (added  to the  Credit  Agreement  pursuant  to the  Third
Amendment thereto), provided that such Loan Parties shall at any time promptly upon the request of the Agent or the Required Banks amend such Mortgages to include such Real Property (and any other similar Real Property owned by the Loan Parties and not then included in such Collateral, including the Schedule
9.E)   Parcels  (as  such  term  is  defined  in  Section  9.E)))   and  obtain
appropriate amendments or endorsements to the title insurance policies relating to the same.

               E.      Waiver.

                       Subject to the covenant contained in Section 8.D, the Agent and the Banks waive any requirement that the Loan Parties have, prior to the date of this Third Amendment, amended the Mortgages to include the
Schedule 9.E) Parcels (as such term is defined in Section 9.E) in the Collateral thereunder.

         9.    Warranties

               The Loan Parties, jointly and severally, represent and warrant as follows:

               A.      Recitals.

               The recitals hereto are true, correct and complete.

               B.      Warranties Under the Credit Agreement

               The representations and warranties of Loan Parties contained in the Credit Agreement, after giving effect to the amendments thereto on the date hereof, are true and correct on and as of the date hereof with the same force and effect as though made by the Loan Parties on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date. The Loan Parties are in compliance with all terms, conditions, provisions, and covenants contained in the Credit Agreement.

               C.      Power  and  Authority;  Validity  and  Binding Effect; No
                       Conflict.

               Each Loan Party has full power to enter into, execute, deliver and carry out this Third Amendment, and such actions have been duly authorized by all necessary proceedings on its part. This Third Amendment has been duly and validly executed and delivered by each Loan Party. This Third Amendment constitutes the legal, valid and binding obligation of each Loan Party which is enforceable against such Loan Party in accordance with its terms. Neither the execution and delivery of this Third Amendment nor the consummation of the transactions herein contemplated will conflict with, constitute a default under or result in any breach of (i) the terms and conditions of any organizational documents of any Loan Party or (ii) any Law or any material agreement or instrument or other obligation to which any Loan Party or any of its

Subsidiaries is a party or by which it or any of its Subsidiaries is bound, or result in the creation or enforcement of any Lien upon any property of any Loan Party or any of its Subsidiaries other than as set forth herein.

               D.      Consents and Approvals; No Event of Default.

                       No consent, approval, exemption, order or authorization of any Person other than the parties hereto is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Third Amendment. No event has occurred and is continuing and no condition exists or will exist after giving effect to this Third Amendment which constitutes an Event of Default or Potential Default.

               E.      Schedule of Properties Acquired Since Closing.

               Attached as Schedule 9.E to this Third Amendment is a list of the properties (the "Schedule 9.E Parcels") purchased by the Borrower between the Closing Date and the date of this Third Amendment which are located in Jefferson County, Kentucky and which have not been included in the Collateral under the Mortgages filed in such County.

         10.   Conditions to Effectiveness.

               The effectiveness of this Third Amendment is subject to satisfaction of each of the following conditions on or before the date hereof:

               A.      Representations and Warranties.

               Each of the representations and warranties under Section 9 hereof are true and correct on the date hereof.

               B.      Execution by Required Banks, Agent and Loan Parties.

               This Third Amendment shall have been executed by all of the Banks, the Agent and the Loan Parties on or before the date hereof.

               C.      Opinion of Counsel.

The Loan Parties shall have delivered an opinion of their counsel confirming the warranties in Section 9 hereof.
         11.   References to Credit Agreement, Loan Documents.

               Any reference to the Credit Agreement or other Loan Documents in any document, instrument, or agreement shall hereafter mean and include the Credit Agreement or such Loan Document, including such schedules and exhibits, as amended hereby. In the event of irreconcilable inconsistency between the terms or provisions hereof and the terms or provisions of the Credit Agreement or such Loan Document, including such schedules and exhibits, the terms and provisions hereof shall control.

         12.   Force and Effect.

               The Borrower reconfirms, restates, and ratifies the Credit Agreement and all other documents executed in connection therewith except to the extent any such documents are expressly modified by this Third Amendment and Borrower confirms that all such documents have remained in full force and effect since the date of their execution.

         13.   Governing Law.

               This Third Amendment shall be deemed to be a contract under the laws of the Commonwealth of Kentucky and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Kentucky without regard to its conflict of laws principles.

         14.   Counterparts; Effective Date.

               This  Third   Amendment   may  be  signed  in  any  number  of
counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Third Amendment shall become effective when it has been executed by the Agent, the Loan Parties and all of the Banks and each of the other conditions set forth in Section 10 of this Third Amendment has been satisfied.

                           [SIGNATURE PAGES TO FOLLOW]

                   [SIGNATURE PAGE 1 OF 4 TO THIRD AMENDMENT]



         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Third Amendment as of the day and year above written.

                                           BORROWER:

                                           CHURCHILL DOWNS INCORPORATED

                                           By:
                                           Title:


                                           GUARANTORS:

                                           CHURCHILL DOWNS MANAGEMENT COMPANY



                                           By:
                                           Title:


                                           CHURCHILL DOWNS INVESTMENT COMPANY



                                           By:
                                           Title:


                                           RACING CORPORATION OF AMERICA



                                           By:
                                           Title:


                                           ELLIS PARK RACE COURSE, INC.



                                           By:
                                           Title:

                   [SIGNATURE PAGE 2 OF 4 TO THIRD AMENDMENT]



                                            CALDER RACE COURSE, INC.



                                            By:
                                            Title:


                                            TROPICAL PARK, INC.



                                            By:
                                            Title:




                                           BANKS AND AGENT

                                           PNC BANK, NATIONAL ASSOCIATION,
                                             individually and as Agent



                                           By:
                                           Title:


                                           BANK ONE, KENTUCKY, NA



                                           By:
                                           Title:

                   [SIGNATURE PAGE 3 OF 4 TO THIRD AMENDMENT]



                                           CIBC INC.



                                           By:
                                           Title:


                                           COMERICA BANK



                                           By:
                                           Title:


                                           FIFTH THIRD BANK



                                           By:
                                           Title:


                                           NATIONAL CITY BANK OF KENTUCKY



                                           By:
                                           Title:


                                           FIRSTAR BANK, N.A.



                                           By:
                                           Title:


                                           BANK OF LOUISVILLE



                                           By:
                                           Title:

                   [SIGNATURE PAGE 4 OF 4 TO THIRD AMENDMENT]



                                           CIVITAS BANK



                                           By:
                                           Title:

                                           WELLS FARGO BANK



                                           By:
                                           Title:

                    Schedules and Exhibits to Third Amendment



Schedules
Schedule 9.E           -        Kentucky Properties Acquired Since Closing
Schedule 7.2.1         -        Permitted Indebtedness
Schedule 7.2.5(4)      -        Acquisitions Under Section 7.2.5(4)



Exhibits
Exhibit A              -        October 12, 1999 Memorandum
Exhibit 1.A            -        Letter dated December 21, 1999 re sale of the
                                   Kentucky Horse Center
Exhibit 4.A            -        GECC Waiver
Exhibit 5.A            -        AT&T Waiver
Exhibit 7.3.3          -        Form of Compliance Certificate (changed
                                   pages only)

                                Schedule 7.2.5(4)

                       Acquisitions Under Section 7.2.5(4)



The following is a list of all of the acquisitions made by the Loan Parties under clause (4) of Section 7.2.5 between February 23, 2000 (date of Third Amendment) and the Report Date:

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Name of Seller       Description of Assets   Consideration Paid by
                          Acquired               the Loan Parties
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                                             $
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                                             $
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Total (may not exceed                        $
$10,000,000)
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                                  Schedule 9.E

                   Kentucky Properties Acquired Since Closing
                         (Not Included in the Mortgages)


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